Supplement to the Statutory Prospectus, Summary Prospectus and Statement of Additional Information

CREDIT SUISSE EMERGING MARKETS EQUITY FUND

The following information supersedes certain information in the fund's Statutory Prospectus, Summary Prospectus and Statement of Additional Information.

On June 7, 2017, the Board of Trustees (the "Board") of Credit Suisse Opportunity Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Emerging Markets Equity Fund (the "Fund"), a series of the Trust, whereby the assets of the Fund would be liquidated and the Fund subsequently dissolved.

IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE JUNE 8, 2017.

As a result of the Fund's liquidation, each shareholder of the Fund as of the close of business on June 23, 2017 will be entitled to receive a distribution in an amount equal to the net asset value of his/her shares as of June 23, 2017, to be received on or about June 26, 2017. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders of the Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to June 23, 2017. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders.

On June 23, 2017, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: June 8, 2017	16-0617 for CS-PRO EME-SUMPRO 2017-001